VARIABLE PRODUCTS SERIES FUND
 PROSPECTUS  |  MAY 1, 2007

 AllianceBernstein Variable Products Series Fund, Inc.
 Class A Prospectus

AllianceBernstein VPS
   [graphic]Money Market Portfolio                       [graphic]Americas Government Income Portfolio
   [graphic]Large Cap Growth Portfolio                   [graphic]Global Dollar Government Portfolio
   [graphic]Growth and Income Portfolio                  [graphic]Utility Income Portfolio
   [graphic]U.S. Government/High Grade Securities        [graphic]Growth Portfolio
   Portfolio                                             [graphic]International Growth Portfolio
   [graphic]High Yield Portfolio                         [graphic]Global Technology Portfolio
   [graphic]Balanced Shares Portfolio                    [graphic]Small Cap Growth Portfolio
   [graphic]International Research Growth Portfolio      [graphic]Real Estate Investment Portfolio
   [graphic]Global Bond Portfolio


 This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents

                                                            Page
Summary Information........................................   4
Risks Summary..............................................  28
Fees and Expenses of the Portfolios........................  31
Investing in the Portfolios................................  34
More Information About the Portfolios and Their Investments  37
Management of the Portfolios...............................  48
Dividends, Distributions and Taxes.........................  55
Glossary of Investment Terms...............................  56
Financial Highlights.......................................  57
Appendix A--Bond Ratings................................... A-1
Appendix B--Hypothetical Investment and Expense Information B-1

Summary Information

This Prospectus begins with a summary of key information about each of the Portfolios of the AllianceBernstein(R) Variable Products Series (VPS) Fund. The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page 37.

Performance Information
This Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

.. how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).

Please Note
A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

As with all investments, you may lose money by investing in the Portfolio.

Risk
Why is Risk Important?
You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

We have included a graphic for each Portfolio that shows the Portfolio's risk profile as compared to our other Variable Products Series Portfolios. The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A Portfolio with a higher variability of returns is a riskier investment.

This summary lists the principal risks for each Portfolio followed by an explanation of these risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, as well as specific risks of investing in particular types of securities, such as non-U.S. (foreign) risk, currency risk or small- or mid-capitalization companies risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.

What is Market Risk?
Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Portfolio. The value of securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings. Each of the Portfolios is subject to this risk.

What is Interest Rate Risk?
Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's net asset value would increase.

What is Credit Risk?
The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government as well as other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities or junk bonds, generally pay a higher interest rate to compensate investors for the additional risk.

Credit Ratings
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Portfolios' Adviser:

..  investment grade; or

..  below investment grade ("high yield securities" or "junk bonds").

For a further description of credit ratings, see "Appendix A--Bond Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B1 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other ratings agencies.

Other Information
Maturity and Duration
The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.

Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of four years, its value will change 4% if rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.

General
.. The Fund's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 124 mutual funds.

.. References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Portfolio's investments.

.. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as real estate or utility industry securities, will not change these policies without 60 days' prior written notice to shareholders.

AllianceBernstein VPS Money Market                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio invests in a portfolio of high-quality, U.S. Dollar-denominated money market securities.

As a money market fund, the Portfolio must meet the requirements of the Securities and Exchange Commission ("SEC") Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Currently, under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio may invest in:

.. marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

.. certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having net assets of more than $500 million;

.. high-quality commercial paper (or, if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

..  adjustable rate obligations;

..  asset-backed securities;

.. restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

..  repurchase agreements that are fully collateralized.

The Portfolio may invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks. The Portfolio limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

 Principal Risks
 . Interest Rate Risk . Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

          1 Year 5 Years 10 Years
---------------------------------
Portfolio 4.22%   1.77%   3.30%
---------------------------------

You may obtain the most current seven-day yield information of the Portfolio by calling 800-824-1916 or your financial intermediary.

Bar Chart

                               Calendar Year End (%)

                                    [CHART]

97      98      99       00     01      02      03      04     05      06
----   ----    ----     ----   ----    ----    ----    ----   ----    ----
0.6     5.0     4.7      5.9    3.6     1.1     0.5     0.7    2.4     4.2



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 1.52%, 3rd quarter, 2000; and Worst quarter was down 0.10%, 4th quarter, 2003.

AllianceBernstein VPS Large Cap Growth                                  [GRAPHIC]
Portfolio

Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $1.3 billion to approximately $410.7 billion as of February 28, 2007, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser relies heavily on the fundamental research of its large internal research staff. The Adviser looks for companies whose substantially above average earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Adviser expects that normally the Portfolio's investments will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

 Principal Risks
 . Market Risk . Focused Portfolio Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                          1 Year 5 Years 10 Years
-------------------------------------------------
Portfolio                 -0.44%  1.32%   6.81%
-------------------------------------------------
Russell 1000 Growth Index  9.07%  2.69%   5.44%
-------------------------------------------------
S&P 500 Index             15.78%  6.18%   8.42%
-------------------------------------------------

Bar Chart

                               Calendar Year End (%)

                                    [CHART]

 97      98      99       00     01      02      03      04     05      06
----    ----    ----     ----   ----    ----    ----    ----   ----    ----
33.9    48.0    32.3    -16.6   -17.2   -30.6   23.7    8.6    15.2    -0.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 29.72%, 4th quarter, 1998; and Worst quarter was down -18.82%, 3rd quarter, 2001.

AllianceBernstein VPS Growth and Income                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic value and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Portfolio; undervalued securities are further analyzed before being added to the Portfolio's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Portfolio.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio also invests in high-quality securities of non-U.S. issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

 Principal Risks
 . Market Risk . Industry/Sector Risk . Non-U.S. (Foreign) Risk . Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                         1 Year 5 Years 10 Years
------------------------------------------------
Portfolio                17.29%  7.20%   10.87%
------------------------------------------------
Russell 1000 Value Index 22.25% 10.86%   11.00%
------------------------------------------------

Bar Chart

                               Calendar Year End (%)

                                    [CHART]

 97      98      99       00     01      02      03      04     05     06
----    ----    ----     ----   ----    ----    ----    ----   ----   ----
28.8    20.9    11.4     13.9   0.4    -22.1    32.5    11.5   4.9     17.3



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 23.67%, 4th quarter, 1998; and Worst quarter was down -17.69%, 3rd quarter, 2002.

AllianceBernstein VPS U.S. Government/                                     [GRAPHIC]
High Grade Securities Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is high current income consistent with preservation of capital.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities rated A or better by S&P and Moody's or equivalent rating. The Portfolio's investments include mortgage-backed securities and repurchase agreements relating to U.S. Government securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities. This includes hybrid and structured debt instruments as well as U.S. Dollar-denominated securities issued by non-U.S. corporations and governments.

The Portfolio will not invest in any security rated below BBB- by S&P or Baa3 by Moody's or equivalent rating. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may also invest in qualifying bank deposits and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, or swap agreements.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio's performance.

 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk . Inflation Risk . Prepayment Risk . Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                                     1 Year 5 Years 10 Years
------------------------------------------------------------
Portfolio                            3.93%   4.25%   5.41%
------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index 4.33%   5.06%   6.24%
------------------------------------------------------------

Bar Chart

                               Calendar Year End (%)

                                     [CHART]

 97      98      99       00     01      02      03      04     05     06
----    ----    ----     ----   ----    ----    ----    ----   ----   ----
8.7     8.2     -2.5     11.1   7.9     7.8     3.9     3.8    2.0    3.9



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.63%, 3rd quarter, 2001; and Worst quarter was down -2.44%, 2nd quarter, 2004.

AllianceBernstein VPS High Yield Portfolio                                    [GRAPHIC]

Objective and Principal Strategies
The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by the Adviser. As a secondary objective, the Portfolio seeks capital appreciation.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield fixed-income securities. The Portfolio invests in a diversified mix of high yield, below investment grade fixed-income securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio normally does not invest in securities rated below Caa3 by Moody's or CCC- by S&P or equivalent rating. The Portfolio is managed to maximize total return by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term.

The Portfolio may invest up to 25% of its net assets in U.S. Dollar-denominated securities issued by non-U.S. entities and up to 20% of its net assets in non-U.S. Dollar-denominated securities of such issuers. The Portfolio may buy and sell currencies other than the U.S. Dollar or enter into currency exchange contracts principally for the purpose of preserving the value of securities denominated in currencies other than the U.S. Dollar or in anticipation of purchasing such securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, preferred stocks, and may use other investment techniques. The Portfolio may use leverage for investment purposes. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk . Inflation Risk . Non-U.S. (Foreign) Risk . Currency Risk . Derivatives Risk . Liquidity Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                                                 Since
                                1 Year 5 Years Inception*
---------------------------------------------------------
Portfolio                        9.05%  7.31%    3.31%
---------------------------------------------------------
Lehman Brothers U.S.
High Yield -2% Issuer Cap Index 10.76% 10.20%    6.07%
---------------------------------------------------------

*  Since Inception return information is from October 27, 1997.

Bar Chart

                             Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05      06
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  n/a    -3.7    -2.6    -5.2     3.0    -3.0    22.4     8.0     1.8     9.1



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 7.04%, 2nd quarter, 2003; and Worst quarter was down -11.29%, 3rd quarter, 1998.

AllianceBernstein VPS Balanced Shares                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is total return consistent with reasonable risk, through a combination of income and long-term growth of capital.

The Portfolio invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Portfolio's assets invested in each type of security will vary. Normally, the Portfolio's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Portfolio will not purchase a security if as a result less than 25% of its net assets will be in fixed-income securities. The Portfolio may invest up to 20% of its assets in high yield securities (securities rated below BBB- by S&P, Moody's or Fitch). As an operating policy, the Portfolio will invest no more than 25% of its investments in high yield debt securities in securities rated CCC- or below.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic value and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Portfolio; undervalued securities are further analyzed before being added to the Portfolio's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Portfolio.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate investments, preferred stocks, and may use other investment techniques. The Portfolio invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Portfolio also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk . Allocation Risk . Non-U.S. (Foreign) Risk . Emerging Market Risk . Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                                        1 Year 5 Years 10 Years
---------------------------------------------------------------
Portfolio                               11.79%  6.17%    8.89%
---------------------------------------------------------------
Russell 1000 Value Index                22.25% 10.86%   11.00%
---------------------------------------------------------------
Lehman Brothers Government/Credit Index  3.78%  5.17%    6.26%
---------------------------------------------------------------
60% Russell 1000 Value Index/
40% LB Government/Credit Index          14.86%  8.58%    9.10%
---------------------------------------------------------------

Bar Chart

                               Calendar Year End (%)

                                    [CHART]

  97      98      99       00      01      02      03      04      05      06
------  ------  ------   ------  ------  ------  ------  ------  ------  ------
 21.1    17.0    6.5      12.5     2.3   -10.6    19.1     9.1     3.9    11.8



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.38%, 4th quarter, 1998; and Worst quarter was down -8.50%, 2nd quarter, 2002.

AllianceBernstein VPS International                                     [GRAPHIC]
Research Growth Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors into which the Adviser may invest the Portfolio's assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investment in companies representing the senior sector analyst groups' top picks for their respective sectors.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research team. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser's International Research Growth Portfolio Oversight Group, in consultation with the senior sector analysts, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. The International Research Growth Portfolio Oversight Group allocates the Portfolio's investments among the selected market sectors based on its assessment of both current and forecasted investment conditions and opportunities, as well as diversification and risk considerations. The International Research Growth Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors into which the Portfolio's assets will be invested as a sector's growth potential matures and new trends for growth emerge. The International Research Growth Portfolio Oversight Group believes that the ability to allocate assets among the industry sectors allows the Portfolio to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, the International Research Growth Portfolio Oversight Group seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging markets countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio also may invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in companies with smaller market capitalizations. The Portfolio normally invests in approximately 100-125 companies.

 Principal Risks
 . Market Risk . Non-U.S. (Foreign) Risk . Emerging Market Risk . Currency Risk . Industry/Sector Risk . Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                                        1 Year 5 Years 10 Years
---------------------------------------------------------------
Portfolio                               26.45% 14.59%   7.25%
---------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Gross)+ 27.16% 16.87%   8.59%
---------------------------------------------------------------
MSCI EAFE Growth Index (Net)++          22.33% 12.27%   5.07%
---------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)++  26.65% 16.42%    N/A
---------------------------------------------------------------

+ The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.

++The MSCI EAFE Growth Index (Net) and the MSCI AC World Index (ex. U.S.) (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

Bar Chart

                            Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05      06
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  3.3    13.0    40.2   -19.9   -22.4   -15.3    31.6    17.6    19.2    26.5



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 27.15%, 4th quarter, 1999; and Worst quarter was down -22.27%, 3rd quarter, 2002.

AllianceBernstein VPS Global Bond                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is to provide a high level of return through a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of currencies other than the U.S. Dollar.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. The Portfolio invests in U.S. Government securities, securities issued by governments other than the U.S. Government or supranational organization debt securities, corporate debt obligations, and commercial paper of banks and bank holding companies. The Portfolio's non-U.S. investments are generally denominated in currencies other than the U.S. Dollar.

The Portfolio seeks to minimize investment risk by limiting its investments to high-quality fixed-income securities and normally invests in securities rated in the two highest ratings categories. The Portfolio's investments are expected to have an average weighted maturity that varies between one year or less and 10 years.

In the past, certain non-U.S. sovereign fixed-income securities have provided higher investment returns than U.S. government fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. The Adviser believes that investment in a composite of non-U.S. fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in non-U.S. fixed-income securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. fixed-income securities.

The Portfolio intends to spread risk among the capital markets and normally invests at least 65% of its net assets in fixed-income securities of at least three countries. The Portfolio invests approximately 25% of its net assets in U.S. Dollar-denominated fixed-income securities. The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by the Adviser depending on its evaluation of political and economic conditions affecting a country as well as recent market experience. The percentage of the Portfolio's assets invested in the fixed-income securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds. For hedging purposes, the Portfolio may enter into forward currency exchange contracts. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk . Inflation Risk . Non-U.S. (Foreign) Risk . Currency Risk . Diversification Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                                    1 Year 5 Years 10 Years
-----------------------------------------------------------
Portfolio                           4.97%   7.07%   4.35%
-----------------------------------------------------------
S&P/Citigroup World Government Bond
Index (unhedged)                    6.12%   8.41%   5.24%
-----------------------------------------------------------

Bar Chart

                         Calendar Year End (%)

                                  [CHART]

  97      98      99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 0.7     14.1    -6.1    1.2     -0.3    17.0    13.3    9.6     -7.7     5.0

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 10.25%, 2nd quarter, 2002; and Worst quarter was down -4.27%, 1st quarter, 1999.

AllianceBernstein VPS Americas                                   [GRAPHIC]
Government Income Portfolio

Objective and Principal Strategies
The Portfolio's investment objective is to maximize current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities ("Government Securities").

The Portfolio normally invests at least 80% of its net assets in fixed-income securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in fixed-income securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico;
(ii) government-related entities in the United States, Canada, and Mexico; and
(iii) the provincial governments of Canada and Mexico. The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in U.S. Dollar denominated securities.

The Adviser will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government Securities, the Portfolio may invest the balance of its net assets in investment grade fixed-income securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in fixed-income securities issued by the governmental entities of any one such country to 10% of its net assets. These investments are investment grade securities generally denominated in each country's currency. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term.

The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements. The Portfolio may invest in mortgage-related securities and zero coupon securities, variable, floating, and inverse floating rate instruments, and enter into standby commitment agreements and forward commitments. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk . Inflation Risk . Non-U.S. (Foreign) Risk . Emerging Market Risk . Currency Risk . Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                                     1 Year 5 Years 10 Years
------------------------------------------------------------
Portfolio                            3.31%   7.01%   7.33%
------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index 4.33%   5.06%   6.24%
------------------------------------------------------------
Lehman Brothers Intermediate-Term
Government Index                     3.85%   3.92%   5.48%
------------------------------------------------------------

Bar Chart

                             Calendar Year End (%)

                                    [CHART]

   97      98      99      00      01      02      03      04      05     06
 -----   -----   -----   -----   -----   -----   -----   -----   -----  -----
  9.6     4.1     8.9    12.4     3.6    11.0     7.4     4.9     8.7     3.3



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 6.58%, 2nd quarter, 2003; and Worst quarter was down -5.14%, 2nd quarter, 2004.

AllianceBernstein VPS Global Dollar                                    [GRAPHIC]
Government Portfolio                 97      98      99      00      01      02      03      04      05     06
                                    -----   -----   -----   -----   -----   -----   -----   -----   -----  ----
                                     n/a     n/a     n/a     n/a     n/a     n/a     n/a     9.4    10.1  10.1

Objective and Principal Strategies
The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its net assets in sovereign debt obligations. The Portfolio's investments in sovereign debt obligations will emphasize debt obligations issued by countries in the J.P. Morgan Emerging Markets Bond Index Global, which currently includes approximately 31 countries whose economies are concluded to be developing or emerging from underdevelopment.

The Portfolio also may invest in U.S. and non-U.S. corporate fixed-income securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent investment quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.

The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its net assets, although the Portfolio may invest up to 30% of its net assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of the countries that constitute part of the Portfolio's focus, including Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela. Other countries that the Adviser anticipates will provide investment opportunities for the Portfolio include, among others, Columbia, the Dominican Republic, Ecuador, Lebanon, Malaysia, Panama, Peru, Poland, South Africa and the Ukraine. The Portfolio expects that it will not invest more than 10% of its net assets in any other single country outside the U.S.

The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest in fixed and floating rate loans to sovereign debt issuers, structured securities, variable, floating, and inverse floating rate instruments, loan participations and assignments, and may use other investment techniques. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio also may enter into standby commitment agreements and forward commitments.

 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk . Inflation Risk . Non-U.S. (Foreign) Risk . Emerging Market Risk . Currency Risk . Derivatives Risk . Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                      1 Year 5 Years 10 Years
---------------------------------------------
Portfolio             10.01% 15.52%   11.11%
---------------------------------------------
JPM EMBI+ Index       10.49% 15.25%   11.02%
---------------------------------------------
JPM EMBI Global Index  9.87% 14.08%   10.67%
---------------------------------------------

Bar Chart

                               Calendar Year End (%)

                                    [CHART]

 97      98      99      00      01      02      03      04      05       06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
13.2   -21.7    26.1    14.1     9.4    16.1    33.4    10.1     9.6     10.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.02%, 4th quarter, 1999; and Worst quarter was down -27.11%, 3rd quarter, 1998.

AllianceBernstein VPS Utility Income                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is current income and long-term growth of capital.

The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utility industries. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and non-U.S. utility companies, although the Portfolio will limit its investments in issuers in any one non-U.S. country to no more than 15% of its net assets. The Portfolio invests at least 65% of its net assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Portfolio may enter into forward commitments and standby commitment agreements. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

 Principal Risks
 . Market Risk . Interest Rate Risk . Credit Risk . Industry/Sector Risk . Non-U.S. (Foreign) Risk . Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                                 1 Year 5 Years 10 Years
--------------------------------------------------------
Portfolio                        23.76% 10.76%   10.35%
--------------------------------------------------------
S&P 500 GICS Utilities Composite 20.99%  9.20%    8.24%
--------------------------------------------------------

Bar Chart

                                Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01       02     03      04     05      06
 -----   -----   -----   -----   -----   -----   -----   -----  -----  -----
 25.7    23.9    19.4    11.5    -22.5   -22.1   19.9    24.3   16.1    23.8


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.55%, 2nd quarter, 2003; and Worst quarter was down -12.44%, 2nd quarter, 2002.

AllianceBernstein VPS Growth Portfolio                                     [GRAPHIC]



Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Adviser seeks to invest in well-managed companies that are leaders in their industries, with strong business franchises, sustainable competitive advantages and superior growth prospects.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff and leverages research insights from each of the small-, mid- and large-capitalization growth investment teams. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations. Investment selections are made from a universe of more than 500 covered securities. Normally, the Portfolio emphasizes investments in large- and mid- capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes.

The Portfolio may invest in zero coupon securities and payment-in-kind bonds, depositary receipts, and asset-backed securities. The Portfolio also may enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, or forwards agreements.

 Principal Risks
 . Market Risk . Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                          1 Year 5 Years 10 Years
-------------------------------------------------
Portfolio                 -1.07%  4.30%   5.78%
-------------------------------------------------
Russell 3000 Growth Index  9.46%  3.02%   5.34%
-------------------------------------------------

Bar Chart

                                  Calendar Year End (%)

                                         [CHART]

 97      98      99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
30.0    28.7    34.5    -17.5   -23.5   -28.1    35.1    14.7    12.0    -1.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 32.47%, 4th quarter, 1998; and Worst quarter was down -23.11%, 1st quarter, 2001.

AllianceBernstein VPS International Growth                                     [GRAPHIC]
Portfolio

Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the Portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process.

The Portfolio's portfolio managers and the International Research Growth Portfolio Oversight Group, which together are responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector, use the Adviser's research recommendations to assess investments for the Portfolio. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations. The Portfolio Management Team then builds a portfolio concentrated in our best research-driven investment ideas which capitalizes on the insights of our fundamental research within the optimal risk/reward framework.

The Portfolio's portfolio consists of approximately 100-130 stocks. The International Research Growth Portfolio Oversight Group regularly reviews the country and sector allocations within the Portfolio to monitor the Portfolio's risk profile and to make appropriate adjustments. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

The Portfolio's investments include investments in securities of companies that are established as a result of privatizations of state enterprises.

 Principal Risks
 . Market Risk . Emerging Market Risk . Non-U.S. (Foreign) Risk . Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                                        1 Year 5 Years 10 Years
---------------------------------------------------------------
Portfolio                               27.04% 21.26%   12.53%
---------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Gross)* 27.16% 16.87%    8.59%
---------------------------------------------------------------
MSCI World Index (ex. U.S.) (Net)**     25.71% 15.25%    7.96%
---------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)**  26.65% 16.42%    N/A
---------------------------------------------------------------

* The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.

**The MSCI World Index (ex. U.S.) (Net) and the MSCI AC World Index (ex. U.S.)
  (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

Bar Chart

                               Calendar Year End (%)

                                    [CHART]

 97      98      99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
10.8    10.8    58.8    -23.0   -17.3    -4.2    43.5    24.3   20.8     27.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 34.70%, 4th quarter, 1999; and Worst quarter was down -16.82%, 3rd quarter, 2001.

AllianceBernstein VPS Global Technology                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in equity securities of companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvements (i.e., companies principally engaged in the production, creation, marketing or distribution of technology products and services or that use technology extensively). The Portfolio will normally invest at least 80% of its net assets in the equity securities of these companies.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-70 companies from multiple technology-related industry segments in an attempt to maximize opportunity and reduce risk. When selecting securities, the Adviser emphasizes companies that are demonstrating improving fundamentals and favorable earnings momentum and growth.

The Portfolio invests in a global portfolio of securities issued by U.S. and non-U.S. companies selected for their capital appreciation potential. The Portfolio invests in both developed and emerging market countries and may invest without limit in securities of issuers in any one country. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Portfolio may also invest in synthetic foreign equity securities.

The Portfolio may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new or unseasoned companies. Investments in new, smaller and less-seasoned companies may offer more reward but also may entail more risk than is generally true of larger, established companies.

 Principal Risks
 . Market Risk . Industry/Sector Risk . Non-U.S. (Foreign) Risk . Emerging Market Risk . Currency Risk . Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                                        1 Year 5 Years 10 Years
---------------------------------------------------------------
Portfolio                                8.64% -0.01%   6.04%
---------------------------------------------------------------
MSCI World Index (Net)*                 20.07%  9.97%   7.64%
---------------------------------------------------------------
MSCI World Information Technology Index
(Net)*+                                  9.31%  1.33%    N/A
---------------------------------------------------------------

*The MSCI World Index (Net) and the MSCI World Information Technology Index
 (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes. +The information in the MSCI World Information Technology Index (Net) shows how the Portfolio's performance compares with the returns of an index of securities similar to those in which the Portfolio invests.

Bar Chart

                               Calendar Year End (%)

                                    [CHART]

 97      98      99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 6.5    63.8    75.7    -21.5   -25.2   -41.7    44.2    5.4     3.9      8.6


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 47.67%, 4th quarter, 1999; and Worst quarter was down -35.2%, 3rd quarter, 2001.

AllianceBernstein VPS Small Cap Growth                                     [GRAPHIC]
Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is long-term growth of capital.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of December 31, 2006, there were approximately 5,000 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $9.0 billion.

The Adviser relies heavily upon the fundamental analysis of its internal research staff. The Adviser looks for companies whose prospective earnings growth has been underestimated by the marketplace or whose earnings prospects are not fully reflected in current market valuations.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum.

Normally, the Portfolio invests in about 100-125 companies. When selecting securities, the Adviser looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above-average earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser will employ a "bottom-up" stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

 Principal Risks
 . Market Risk . Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                              1 Year 5 Years 10 Years
-----------------------------------------------------
Portfolio                     10.69%  6.27%   3.95%
-----------------------------------------------------
Russell 2000/TM/ Growth Index 13.35%  6.93%   4.88%
-----------------------------------------------------

Bar Chart

                               Calendar Year End (%)

                                    [CHART]

 97      98      99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
18.6    -4.5    17.1    -6.1   -12.8    -31.8    48.9    14.6    5.2    10.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 25.28%, 4th quarter, 2001; and Worst quarter was down -28.02%, 3rd quarter, 2001.

AllianceBernstein VPS Real Estate                                     [GRAPHIC]
Investment Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is total return from long-term growth of capital and income.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. In selecting real estate equity securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase real estate equity securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that the Adviser may determine from time to time to be relevant.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Portfolio also may invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.

 Principal Risks
 . Market Risk . Industry/Sector Risk . Interest Rate Risk . Credit Risk . Prepayment Risk . Non-U.S. (Foreign) Risk . Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                                          Since
                         1 Year 5 Years Inception*
--------------------------------------------------
Portfolio                35.22% 23.96%    14.60%
--------------------------------------------------
FTSE NAREIT Equity Index 35.06% 23.20%    14.48%
--------------------------------------------------

*Since Inception return information is from January 9, 1997.

Bar Chart

                               Calendar Year End (%)

                                    [CHART]

 97      98       99      00      01      02      03      04      05      06
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 n/a     -19.1   -5.1    26.7    10.8     2.6    39.3    35.6    11.7    35.2

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.79%, 4th quarter, 2004; and Worst quarter was down -11.50%, 3rd quarter, 1998.

Risks Summary

In this Summary, we describe principal and other risks that may affect a Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."

Market Risk
This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

Interest Rate Risk
Changes in interest rates will affect the yield and value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations. Because the AllianceBernstein Money Market Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, although unlikely, that an increase in interest rates would change the value of an investment in the Portfolio.

Credit Risk
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Inflation Risk
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

Industry/Sector Risk
This is the risk of investments in a particular industry or group of related industries, such as the real estate or utility industry. Market or economic factors affecting that industry could have a major effect on the value of a Portfolio's investments.

Capitalization Risk
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

Non-U.S. (Foreign) Risk
A Portfolio's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. To the extent a Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

Currency Risk
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and non-U.S. (foreign) currencies may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio.

Emerging Market Risk
Foreign investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed non-U.S. (foreign) countries.

Prepayment Risk
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Diversification Risk
A Portfolio may have more risk if it is "non-diversified", meaning that it can invest more of its assets in a smaller number of companies than many other funds.

Focused Portfolio Risk
The Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Portfolio's net asset value.

Derivatives Risk
The Portfolios may use derivatives. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Portfolio, particularly during periods of market declines.

Leverage Risk
When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's investments. A Portfolio may create leverage through the use of reverse repurchase arrangements, forward contracts, forward commitments, dollar rolls, or by borrowing money.

Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous time or price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Allocation Risk
If a Portfolio pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Portfolio's net asset value when one of these asset classes is performing more poorly than the other.

Management Risk
Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for each Portfolio, but there can be no guarantee that its techniques will produce the intended results.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                Capital-
                                                                  Market Interest  Credit Inflation  Industry/  ization
Portfolio                                                          Risk  Rate Risk  Risk    Risk    Sector Risk   Risk
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                                     .       .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio                        .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio                       .                                    .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade Securities Portfolio   .        .       .        .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio                              .        .       .        .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares Portfolio                         .        .       .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Research Growth Portfolio           .                                    .         .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio                             .        .       .        .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio              .        .       .        .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio                .        .       .        .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio                          .        .       .                   .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                                  .                                              .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio                    .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Technology Portfolio                       .                                    .         .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio                        .                                              .
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio                  .        .       .                   .
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                  Non-U.S.
                                                                  (Foreign) Currency
Portfolio                                                           Risk      Risk
------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio
------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio
------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio                         .        .
------------------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade Securities Portfolio
------------------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio                                .        .
------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares Portfolio                           .        .
------------------------------------------------------------------------------------
AllianceBernstein International Research Growth Portfolio             .        .
------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio                               .        .
------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio                .        .
------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio                  .        .
------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio                            .        .
------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio
------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio                      .        .
------------------------------------------------------------------------------------
AllianceBernstein Global Technology Portfolio                         .        .
------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio                          .        .
------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio                    .        .
------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                          Emerging  Pre-   Diversifica-  Focused
                                                           Market  payment     tion     Portfolio Derivatives Leverage Liquidity
Portfolio                                                   Risk    Risk       Risk       Risk       Risk       Risk     Risk
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio                                                .
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade Securities               .                                .
Portfolio
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio                                                                 .                   .
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares Portfolio                  .
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Research Growth Portfolio    .
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio                                         .
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio       .                                                   .
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio         .                                         .         .
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio             .
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Technology Portfolio                .
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio                    .
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                     Manage-
                                                          Allocation  ment
Portfolio                                                    Risk     Risk
----------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                                .
----------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio                   .
----------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio                           .
----------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade Securities       .
Portfolio
----------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio                        .
----------------------------------------------------------------------------
AllianceBernstein Balanced Shares Portfolio                   .         .
----------------------------------------------------------------------------
AllianceBernstein International Research Growth Portfolio       .
----------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio                       .
----------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio        .
----------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio          .
----------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio                              .
----------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                                      .
----------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio                .
----------------------------------------------------------------------------
AllianceBernstein Global Technology Portfolio                   .
----------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio                            .
----------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio               .
----------------------------------------------------------------------------

Fees and Expenses of the Portfolios

Why are Portfolio Fees and Expenses Important?
Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees and operating expenses.

Shareholder Fees (fees paid directly from your investment)
N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) and Examples
The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a Contractholder. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                    AllianceBernstein VPS Money Market Portfolio
                    Operating Expenses
                    --------------------------------------------
                    Management fees                       .45%
                    --------------------------------------------
                    Other expenses                        .48%
                    --------------------------------------------
                    Total Portfolio operating expenses    .93%
                    --------------------------------------------

                             Examples
                             ---------------------
                             After 1 Year      $95
                             ---------------------
                             After 3 Years    $296
                             ---------------------
                             After 5 Years    $515
                             ---------------------
                             After 10 Years $1,143
                             ---------------------

                    AllianceBernstein VPS Large Cap Growth Portfolio
                    Operating Expenses
                    ------------------------------------------------
                    Management fees                         .75%
                    ------------------------------------------------
                    Other expenses                          .09%
                    ------------------------------------------------
                    Total Portfolio operating expenses      .84%
                    ------------------------------------------------

                             Examples
                             ---------------------
                             After 1 Year      $86
                             ---------------------
                             After 3 Years    $268
                             ---------------------
                             After 5 Years    $466
                             ---------------------
                             After 10 Years $1,037
                             ---------------------

                    AllianceBernstein VPS Growth and Income Portfolio
                    Operating Expenses
                    -------------------------------------------------
                    Management fees                         .55%
                    -------------------------------------------------
                    Other expenses                          .06%
                    -------------------------------------------------
                    Total Portfolio operating expenses      .61%
                    -------------------------------------------------

                              Examples
                              -------------------
                              After 1 Year    $62
                              -------------------
                              After 3 Years  $195
                              -------------------
                              After 5 Years  $340
                              -------------------
                              After 10 Years $762
                              -------------------

                    AllianceBernstein VPS U.S. Government/High Grade
                    Securities Portfolio
                    Operating Expenses
                    ------------------------------------------------
                    Management fees                         .45%
                    ------------------------------------------------
                    Other expenses                          .32%
                    ------------------------------------------------
                    Total Portfolio operating expenses      .77%
                    ------------------------------------------------

                              Examples
                              -------------------
                              After 1 Year    $79
                              -------------------
                              After 3 Years  $246
                              -------------------
                              After 5 Years  $428
                              -------------------
                              After 10 Years $954
                              -------------------

                    AllianceBernstein VPS High Yield Portfolio
                    Operating Expenses
                    ------------------------------------------
                    Management fees                      .50%
                    ------------------------------------------
                    Other expenses                       .70%
                    ------------------------------------------
                    Total Portfolio operating expenses  1.20%
                    ------------------------------------------

                             Examples
                             ---------------------
                             After 1 Year     $122
                             ---------------------
                             After 3 Years    $381
                             ---------------------
                             After 5 Years    $660
                             ---------------------
                             After 10 Years $1,455
                             ---------------------

                    AllianceBernstein VPS Balanced Shares Portfolio
                    Operating Expenses
                    -----------------------------------------------
                    Management fees                        .55%
                    -----------------------------------------------
                    Other expenses                         .18%
                    -----------------------------------------------
                    Total Portfolio operating expenses     .73%
                    -----------------------------------------------

                              Examples
                              -------------------
                              After 1 Year    $75
                              -------------------
                              After 3 Years  $233
                              -------------------
                              After 5 Years  $406
                              -------------------
                              After 10 Years $906
                              -------------------

                    AllianceBernstein VPS International Research
                    Growth Portfolio
                    Operating Expenses
                    --------------------------------------------
                    Management fees                       .75%
                    --------------------------------------------
                    Other expenses                        .50%
                    --------------------------------------------
                    Total Portfolio operating expenses   1.25%
                    --------------------------------------------

                             Examples
                             ---------------------
                             After 1 Year     $127
                             ---------------------
                             After 3 Years    $397
                             ---------------------
                             After 5 Years    $686
                             ---------------------
                             After 10 Years $1,511
                             ---------------------

                    AllianceBernstein VPS Global Bond Portfolio
                    Operating Expenses
                    -------------------------------------------
                    Management fees                       .45%
                    -------------------------------------------
                    Other expenses                        .58%
                    -------------------------------------------
                    Total Portfolio operating expenses   1.03%
                    -------------------------------------------

                             Examples
                             ---------------------
                             After 1 Year     $105
                             ---------------------
                             After 3 Years    $328
                             ---------------------
                             After 5 Years    $569
                             ---------------------
                             After 10 Years $1,259
                             ---------------------

                    AllianceBernstein VPS Americas Government
                    Income Portfolio
                    Operating Expenses
                    -----------------------------------------
                    Management fees                      .50%
                    -----------------------------------------
                    Other expenses                      1.00%
                    -----------------------------------------
                    Total Portfolio operating expenses  1.50%
                    -----------------------------------------

                             Examples
                             ---------------------
                             After 1 Year     $153
                             ---------------------
                             After 3 Years    $474
                             ---------------------
                             After 5 Years    $818
                             ---------------------
                             After 10 Years $1,791
                             ---------------------

                    AllianceBernstein VPS Global Dollar Government Portfolio
                    Operating Expenses
                    --------------------------------------------------------
                    Management fees                             .50%
                    --------------------------------------------------------
                    Other expenses                             1.26%
                    --------------------------------------------------------
                    Total Portfolio operating expenses         1.76%
                    --------------------------------------------------------

                             Examples
                             ---------------------
                             After 1 Year     $179
                             ---------------------
                             After 3 Years    $554
                             ---------------------
                             After 5 Years    $954
                             ---------------------
                             After 10 Years $2,073
                             ---------------------

                    AllianceBernstein VPS Utility Income Portfolio
                    Operating Expenses
                    ----------------------------------------------
                    Management fees                        .55%
                    ----------------------------------------------
                    Other expenses                         .40%
                    ----------------------------------------------
                    Total Portfolio operating expenses     .95%
                    ----------------------------------------------

                             Examples
                             ---------------------
                             After 1 Year      $97
                             ---------------------
                             After 3 Years    $303
                             ---------------------
                             After 5 Years    $525
                             ---------------------
                             After 10 Years $1,166
                             ---------------------

                    AllianceBernstein VPS Growth Portfolio
                    Operating Expenses
                    ---------------------------------------
                    Management fees                    .75%
                    ---------------------------------------
                    Other expenses                     .15%
                    ---------------------------------------
                    Total Portfolio operating expenses .90%
                    ---------------------------------------

                             Examples
                             ---------------------
                             After 1 Year      $92
                             ---------------------
                             After 3 Years    $287
                             ---------------------
                             After 5 Years    $498
                             ---------------------
                             After 10 Years $1,108
                             ---------------------

                    AllianceBernstein VPS International Growth Portfolio
                    Operating Expenses
                    ----------------------------------------------------
                    Management fees                           .75%
                    ----------------------------------------------------
                    Other expenses                            .48%
                    ----------------------------------------------------
                    Total Portfolio operating expenses       1.23%
                    ----------------------------------------------------

                             Examples
                             ---------------------
                             After 1 Year     $125
                             ---------------------
                             After 3 Years    $390
                             ---------------------
                             After 5 Years    $826
                             ---------------------
                             After 10 Years $1,489
                             ---------------------

                    AllianceBernstein VPS Global Technology Portfolio
                    Operating Expenses
                    -------------------------------------------------
                    Management fees                         .75%
                    -------------------------------------------------
                    Other expenses                          .17%
                    -------------------------------------------------
                    Total Portfolio operating expenses      .92%
                    -------------------------------------------------

                             Examples
                             ---------------------
                             After 1 Year      $94
                             ---------------------
                             After 3 Years    $293
                             ---------------------
                             After 5 Years    $509
                             ---------------------
                             After 10 Years $1,131
                             ---------------------

                    AllianceBernstein VPS Small Cap Growth Portfolio
                    Operating Expenses
                    ------------------------------------------------
                    Management fees                         .75%
                    ------------------------------------------------
                    Other expenses                          .41%
                    ------------------------------------------------
                    Total Portfolio operating expenses     1.16%
                    ------------------------------------------------

                             Examples
                             ---------------------
                             After 1 Year     $118
                             ---------------------
                             After 3 Years    $368
                             ---------------------
                             After 5 Years    $638
                             ---------------------
                             After 10 Years $1,409
                             ---------------------

                    AllianceBernstein VPS Real Estate Investment Portfolio
                    Operating Expenses
                    ------------------------------------------------------
                    Management fees                            .55%
                    ------------------------------------------------------
                    Other expenses                             .28%
                    ------------------------------------------------------
                    Total Portfolio operating expenses         .83%
                    ------------------------------------------------------

                             Examples
                             ---------------------
                             After 1 Year      $85
                             ---------------------
                             After 3 Years    $265
                             ---------------------
                             After 5 Years    $460
                             ---------------------
                             After 10 Years $1,025
                             ---------------------

Investing in the Portfolios

How to Buy and Sell Shares
The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Payments to Financial Intermediaries
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources.

Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

- defrayal of costs for educational seminars and training;
- additional distribution support; and
- payments related to providing Contractholder recordkeeping and/or administrative services.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2007, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $450,000. In 2006, ABI paid additional payments of approximately $325,000 for the Portfolios.

If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

  AIG SunAmerica
  Ameriprise Financial
  Genworth Financial
  ING Reliastar Life
  ING USA Annuity and Life Insurance Co.
  Lincoln Financial Distributors
  Merrill Lynch
  Prudential Financial
  RiverSource Distributors, Inc.
  Transamerica Capital, Inc.

Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

Frequent Purchases and Redemptions of Portfolio Shares
The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio's performance.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. If a Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). A Portfolio may be adversely affected by price arbitrage, in particular, to the extent that it significantly invests in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Fund, through its agents, ABI and
   AllianceBernstein Investor Services, Inc. ("ABIS"), maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. If an Insurer does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the Insurer and request that the Insurer review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of shares of the Portfolios. The Fund will continue to monitor the turnover attributable to an Insurer's omnibus account and may consider whether to terminate the relationship if the Insurer does not demonstrate that appropriate action has been taken.

Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.

How the Portfolios Value their Shares
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV (except for the AllianceBernstein Money Market Portfolio), a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern Time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board of Directors has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

More Information About the Portfolios and Their Investments

This section of the Prospectus provides additional information about the Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Fund's SAI.

Derivatives
Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Portfolios may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios' investments in forward contracts include the following:

 - Forward Currency Exchange Contracts. A Portfolio may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same
   (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments include the following:

 - Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

 - Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. Normally, a Portfolio will write only "covered" options, which means writing an option for securities the Portfolio owns, but may write an uncovered call option for cross-hedging purposes.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

 - Swaptions, Caps, and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

 - Credit Default Swap Agreement. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Currency Swaps. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

..  Other Derivative Investments

 - Synthetic Foreign Equity Securities. The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give

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   holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

   The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

   The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, or securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As

                                                                             39

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with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

The Portfolios may invest significantly in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, FNMA or FHLMC are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current SEC Guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Indexed Commercial Paper
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

Inflation Protected Securities
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

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IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Investment in Other Investment Companies
The Portfolios may invest in other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations thereunder. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations
The Portfolios may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

Mortgage-Backed Securities and Associated Risks
Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage- backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The AllianceBernstein Real Estate Investment Portfolio may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. The AllianceBernstein Real Estate Investment Portfolio will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest

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shares of beneficial interest in REMIC trusts, although the AllianceBernstein
Real Estate Investment Portfolio does not intend to invest in residual interests.

Other Asset-Backed Securities
The Portfolios may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purposes corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs arc generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITS. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Additional Risk Considerations for Real Estate Investments
Although the AllianceBernstein Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties, increases in competition property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

Additional Risk Considerations for Investments in the Utility Industry
A Portfolio's principal risks may include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on a Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual Portfolios to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S.

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utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Repurchase Agreements
Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
The Portfolios may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

Structured Securities
The Portfolios may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-backed and other asset-backed securities. The Portfolios' investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

Variable, Floating and Inverse Floating Rate Instruments
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities
Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Non-U.S. (Foreign) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

   Algeria                  Hungary                  Qatar
   Argentina                India                    Romania
   Belize                   Indonesia                Russia
   Brazil                   Israel                   Singapore
   Bulgaria                 Jamaica                  Slovakia
   Chile                    Jordan                   Slovenia
   China                    Kazakhstan               South Africa
   Colombia                 Lebanon                  South Korea
   Costa Rica               Malaysia                 Taiwan
   Cote D'Ivoire            Mexico                   Thailand
   Croatia                  Morocco                  Trinidad & Tobago
   Czech Republic           Nigeria                  Tunisia
   Dominican Republic       Pakistan                 Turkey
   Ecuador                  Panama                   Ukraine
   Egypt                    Peru                     Uruguay
   El Salvador              Philippines              Venezuela
   Guatemala                Poland
   Hong Kong

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Non-U.S. (Foreign) Currencies
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Fixed-Income Securities
The value of each Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of these securities will generally rise. Conversely, during periods of rising interest rates, the values of these securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

Borrowings and Leverage
Certain of the Portfolios may use borrowings for investment purposes subject to the limits imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage could adversely affect a Portfolios' shareholders, as noted above, or in anticipation of such changes, each Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Unrated Securities
A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

Sovereign Debt Obligations
No established secondary markets may exist for many of the sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, a Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

Investments in sovereign debt obligations may include those that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Portfolios' investment objectives. A Portfolio may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Investment in Smaller, Less-Seasoned Companies
A Portfolio may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.

Future Developments
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Changes in Investment Objectives and Policies
The Portfolio's Board of Directors may change a Portfolio's investment objective without shareholder approval. The Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

Portfolio Turnover
The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. Generally, the Portfolios are actively managed and a Portfolio's portfolio turnover may exceed

100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases transaction and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings
A Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

Management of the Portfolios

Investment Adviser
Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2006, totaling approximately $717 billion (of which approximately $88 billion represented assets of investment companies). As of December 31, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 47 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 124 separate investment portfolios, currently have approximately 3.8 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2006, the Portfolios paid the Adviser as a percentage of average daily net assets:

                                                      Fee as a percentage of
 Portfolio                                            average daily net assets
 -----------------------------------------------------------------------------
 AllianceBernstein Money Market Portfolio                      .45%
 AllianceBernstein Large Cap Growth Portfolio                  .75%
 AllianceBernstein Growth and Income Portfolio                 .55%
 AllianceBernstein U.S. Government/High Grade
  Securities Portfolio                                         .45%
 AllianceBernstein High Yield Portfolio                        .50%
 AllianceBernstein Balanced Shares Portfolio                   .55%
 AllianceBernstein International Research Growth
  Portfolio                                                    .75%
 AllianceBernstein Global Bond Portfolio                       .45%
 AllianceBernstein Americas Government Income
  Portfolio                                                    .50%
 AllianceBernstein Global Dollar Government
  Portfolio                                                    .50%
 AllianceBernstein Utility Income Portfolio                    .55%
 AllianceBernstein Growth Portfolio                            .75%
 AllianceBernstein International Growth Portfolio              .75%
 AllianceBernstein Global Technology Portfolio                 .75%
 AllianceBernstein Small Cap Growth Portfolio                  .75%
 AllianceBernstein Real Estate Investment Portfolio            .55%

A discussion regarding the basis for the Board of Directors' approval of each Portfolio's investment advisory agreement is available in a Portfolio's annual report to shareholders for the fiscal year ended indicated above.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Portfolio Managers
The management of and investment decisions for the AllianceBernstein Growth and Income Portfolio are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Frank Caruso, CFA, who is Chief Investment Officer of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio (since prior to 2002). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002.

The management of and investment decisions for the AllianceBernstein Balanced Shares Portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Core Investment Grade: Core Fixed-Income Investment Team. Each Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

While the members of the Balanced Shares Investment Team work jointly to determine the Portfolio's investment strategy, Mr. Frank Caruso, CFA, who is Chief Investment Officer of the Relative Value Investment Team, and Mr. Aryeh Glatter, a member of the Relative Value Investment Team, are responsible for the day-to-day management of the equity component of the Portfolio's portfolio. Mr. Caruso, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2002 and has collaborated with other members of the Relative Value Investment Team on the Portfolio's investments since prior to 2002. Mr. Glatter, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2002 and has collaborated with other members of the Relative Value Investment Team on the Portfolio's investments since prior to 2002.

The U.S. Core Investment Grade: Core Fixed-Income Investment Team is responsible for day-to-day management of the debt component of the Portfolio's portfolio. The following ta-ble lists the persons within the U.S. Core Investment Grade: Core Fixed-Income Investment Team with the most significant responsibility for the day-to-day management of the debt component of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio's debt component, and each person's principal occupation during the past five years:

                                                 Principal Occupation(s) During
Employee; Year; Title                               the Past Five (5) Years
-------------------------------------------------------------------------------------
Alison M. Martier; since April 2007;       Senior Vice President of the Adviser,
Senior Vice President of the Adviser and   with which she has been associated
Director of U.S. Core Fixed Income         in a substantially similar capacity to her
                                           current position since prior to 2002,
                                           and Director of U.S. Core Fixed Income.

Greg J. Wilensky; since April 2007; Senior Senior Vice President of the Adviser,
Vice President of the Adviser and Director with which he has been associated in a
of Stable Value Investments                substantially similar capacity to his
                                           current position since prior to 2002,
                                           and Director of Stable Value
                                           Investments.

Shawn E. Keegan; since April 2007; Vice    Vice President of the Adviser, with
President of the Adviser                   which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2002.

Joran Laird; since April 2007; Vice        Vice President of the Adviser, with
President of the Adviser                   which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2002.

The day-to-day management of and investment decisions for the AllianceBernstein Utility Income Portfolio are made by Ms. Annie Tsao, Senior Vice President of the Adviser and Portfolio Manager. Ms. Tsao has been responsible for the Portfolio's investments since 2001, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2002. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition,
Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Portfolio are made by the Adviser's U.S. Growth Team. The U.S. Growth Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Growth Team with the responsibility for day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                           Principal Occupation During The
Employee; Year; Title                            Past Five (5) Years
-------------------------------------------------------------------------------
Alan E. Levi; since 2000; Senior Vice Senior Vice President of the Adviser,
President of the Adviser              with which he has been associated in a
                                      substantially similar capacity to his
                                      current position since prior to 2002. Mr.
                                      Levi is the team leader of the U.S.
                                      Disciplined Growth and U.S. Growth
                                      Team since 2002 and was formerly
                                      head of growth research at the Adviser.

                                             Principal Occupation During The
Employee; Year; Title                              Past Five (5) Years
--------------------------------------------------------------------------------
Jack E. Plym; since 2006; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.
                                          Mr. Plym is a member of the U.S.
                                          Disciplined Growth and U.S. Growth
                                          teams.

William D. Baird; since 2006; Senior Vice Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.
                                          Mr. Baird is a member of the
                                          U.S. Disciplined Growth and U.S.
                                          Growth teams.

Robert H. Ginsberg; since 2006; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2002.
                                          Mr. Ginsberg is a member of the
                                          U.S. Disciplined Growth and U.S.
                                          Growth teams.

The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Portfolio are made by Ms. Janet Walsh, Senior Vice President of the Adviser. Ms. Walsh has been responsible for the Portfolio's investments since 2003, and has been with the firm since prior to 2002. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Portfolio Oversight Group, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolio's portfolio.

The following table lists the persons within the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

Employee; Year; Title; Underlying            Principal Occupation During the
Investment Team                                    Past Five (5) Years
---------------------------------------------------------------------------------
Michael Levy; since 2003; Senior Vice    Senior Vice President of ABL, with
President of AllianceBernstein Limited   which he has been associated in a
("ABL"); Global Emerging Growth          substantially similar capacity to his
Investment Team                          current position since prior to 2002.

Christopher M. Toub; since May 2005;     Executive Vice President of the Adviser,
Executive Vice President of the Adviser; with which he has been associated in a
Global/International Large Cap Growth    substantially similar capacity to his
Investment Teams                         current position since prior to 2002.


Employee; Year; Title; Underlying             Principal Occupation During the
Investment Team                                     Past Five (5) Years
---------------------------------------------------------------------------------
Gregory Eckersley; since 2006; Senior Vice Senior Vice President of the Adviser,
President of the Adviser; Global/          with which he has been associated in a
International Large Cap Growth Investment  substantially similar capacity to his
Teams                                      current position since prior to 2002.

Robert W. Scheetz; since 2006; Senior Vice Senior Vice President of the Adviser,
President of the Adviser; International    with which he has been associated in a
Large Cap Growth Investment Team           substantially similar capacity to his
                                           current position since prior to 2002.

The day-to-day management of and investment decisions for the AllianceBernstein International Research Growth Portfolio are made by the Adviser's International Research Growth senior sector analysts, with oversight by the Adviser's International Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst for that sector. The senior sector analysts rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts abroad.

The Adviser's International Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the International Research Growth senior sector analysts, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector.

The following table lists the senior sector analysts with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                               Principal Occupation During the
Employee; Year; Title                                Past Five (5) Years
-----------------------------------------------------------------------------------
Hiromitsu Agata; since 2005; Senior Vice   Senior Vice President of
President of AllianceBernstein Japan Ltd.  AllianceBernstein Japan Ltd., with which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2002.

Isabel Buccellati; since 2005; Vice        Vice President of ABL, with which she
President ABL                              has been associated in a substantially
                                           similar capacity to her current position
                                           since prior to 2002.

William Johnston; since 2005; Senior Vice  Senior Vice President of ABL, with
President of ABL                           which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2002.

Michele Patri; since 2005; Vice President  Vice President of ABL, with which he
of ABL                                     has been associated in a substantially
                                           similar capacity to his current position
                                           since prior to 2002.

Thomas A. Schmitt; since 2005; Senior Vice Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2002.

Valli Srikanthapalan; since 2005; Senior   Senior Vice President of ABL, with
Vice President of ABL                      which she has been associated in a
                                           substantially similar capacity to her
                                           current position since prior to 2002.

                                        Principal Occupation During the
Employee; Year; Title                         Past Five (5) Years
--------------------------------------------------------------------------
Atsushi Yamamoto; since 2005; Senior Senior Vice President of
Vice President of AllianceBernstein  AllianceBernstein Japan Ltd., with
Japan Ltd.                           which he has been associated in a
                                     substantially similar capacity to his
                                     current position since prior to 2002.

The management of and investment decisions for each of the other Portfolios' portfolios are made by certain Investment Policy Groups or Investment Teams. Each Investment Policy Group or Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.

The following table lists the Investment Policy Groups or Investment Teams, the persons within each Investment Policy Group or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                                              Principal Occupation During the Past
   Portfolio and Responsible Group             Employee; Year; Title                     Five (5) Years
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein                      Raymond J. Papera; since 1997; Senior  Senior Vice President of the Adviser,
  Money Market                         Vice President of the Adviser          with which he has been associated
  Portfolio                                                                   since prior to 2002.
 Money Market Investment Team
                                       Maria R Cona; since 2005; Vice         Vice President of the Adviser, with
                                       President of the Adviser               which she has been associated since
                                                                              prior to 2002.

                                       Jason Moshos; since 2005; Vice         Vice President of the Adviser, with
                                       President of the Adviser               which he has been associated since
                                                                              prior to 2002.

AllianceBernstein U.S                  Alison Martier; since 2005; Senior     Senior Vice President of the Adviser,
  Government/High Grade   Securities   Vice President of the Adviser and      with which she has been associated
Portfolio                              Director of U.S. Core Fixed Income     since prior to 2002, and Director of
 U.S. Investment Grade Fixed Income                                           U.S. Core Fixed Income
   Team
                                       Greg J. Wilensky; since 2005; Senior   Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated
                                       Director of Stable Value Investments   since prior to 2002, and Director of
                                                                              Stable Value Investments.

AllianceBernstein High   Yield         Douglas J. Peebles; since 2006;        Executive Vice President of the
Portfolio                              Executive Vice President of the        Adviser, with which he has been
 Global Credit Team                    Adviser, Chief Investment Officer and  associated since prior to 2002, and
                                       Co-Head of Fixed Income                Chief Investment Officer and Co-Head
                                                                              of Fixed Income.

                                       Andrew M. Aran; since 2006; Senior     Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated
                                       Director of Global Credit Strategies   since prior to 2002, and Director of
                                                                              Global Credit Strategies.


                                                                              Principal Occupation During the Past
   Portfolio and Responsible Group             Employee; Year; Title                     Five (5) Years
--------------------------------------------------------------------------------------------------------------------
                                       Joel J. McKoan; since 2006; Senior     Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated
                                       Director of Global Credit              since 2003, and Director of the
                                                                              Global Credit Team. Prior to 2003, he
                                                                              was a Managing Director at UBS
                                                                              Warburg where he headed the North
                                                                              American Debt Syndicate Group, with
                                                                              responsibility for primary trading of
                                                                              corporate debt, emerging market-debt
                                                                              and structured products, and was
                                                                              Global Co-Head of the CDO Group at
                                                                              UBS Warburg since prior to 2002.

                                       Gershon Distenfeld; since 2005; Vice   Vice President of the Adviser, with
                                       President of the Adviser               which he has been associated since
                                                                              prior to 2002.

AllianceBernstein Global   Bond        Michael L. Mon; since 2005; Vice       Vice President of the Adviser, with
Portfolio                              President of the Adviser               which he has been associated since
 Global Fixed-Income Investment Team                                          prior to 2002.

                                       Douglas J. Peebles; since prior to     (see above)
                                       2002; (see above)

                                       Matthew S. Sheridan; since 2005; Vice  Vice President of the Adviser, with
                                       President of the Adviser               which he has been associated since
                                                                              prior to 2002.

AllianceBernstein   Americas           Paul J. DeNoon; since 2002; Senior     Senior Vice President of the Adviser,
Government   Income Portfolio          Vice President of the Adviser and      with which he has been associated
 Global Fixed-Income Investment Team   Director of Emerging Market Debt       since prior to 2002, and Director of
                                                                              Emerging Market Debt.

                                       Fernando Grisales; since 2007;         Assistant Vice President of the
                                       Assistant Vice President of the        Adviser, with which he has been
                                       Adviser                                associated since prior to 2002.

                                       Michael L. Mon; since 2003; (see       (see above)
                                       above)

                                       Douglas J. Peebles; since 2003; (see   (see above)
                                       above)

                                       Scott DiMaggio; since 2005; Senior     Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated
                                       Director of Canada Fixed Income        since prior to 2002, and Director of
                                                                              Canada Fixed Income.

                                       Matthew Sheridan; since 2007; (see     (see above)
                                       above)

AllianceBernstein Small   Cap Growth   Bruce K. Aronow; since 2000; Senior    Senior Vice President of the Adviser,
Portfolio                              Vice President of the Adviser and      with which he has been associated
 Small Cap Growth Investment Team      Small Cap Growth Team Leader           since prior to 2002, and Small Cap
                                                                              Growth Team Leader.

                                       N. Kumar Kirpalani; since 2005;        Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated
                                                                              since prior to 2002.

                                       Samantha S. Lau; since 2005; Senior    Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which she has been associated
                                                                              since prior to 2002.

                                                                              Principal Occupation During the Past
   Portfolio and Responsible Group             Employee; Year; Title                     Five (5) Years
--------------------------------------------------------------------------------------------------------------------
                                       Wen-Tse Tseng; since 2006; Vice        Vice President of the Adviser, with
                                       President of the Adviser               which he has been associated since
                                                                              March 2006. Prior thereto, he was the
                                                                              healthcare-sector portfolio manager
                                                                              for the small-cap growth team at
                                                                              William D. Witter from September 2003
                                                                              to February 2006. He also worked at
                                                                              Weiss, Peck & Greer, managing the
                                                                              healthcare-sector with the same team
                                                                              with which he worked at William D.
                                                                              Witter, from April 2002 to August
                                                                              2003. Prior thereto, he was a senior
                                                                              healthcare analyst at JP Morgan
                                                                              Fleming Asset Management since prior
                                                                              to 2002.

AllianceBernstein Real   Estate        Joseph G. Paul; since 2004; Senior     Senior Vice President of the Adviser
Investment   Portfolio                 Vice President of the Adviser, Chief   since prior to 2002, Chief Investment
 REIT Investment Policy Group          Investment Officer of Small- and       Officer of Small- and
                                       Mid-Capitalization Value Equities,     Mid-Capitalization Value Equities
                                       Co-Chief Investment Officer of Real    since July 2002, and Co-Chief
                                       Estate Equities                        Investment Officer of Real Estate
                                                                              Investments since July 2004. He
                                                                              served as Chief Investment Officer of
                                                                              Advanced Value at the Adviser since
                                                                              prior to 2002.

                                       Teresa Marziano; since 2004; Senior    Senior Vice President of the Adviser
                                       Vice President of the Adviser and      since prior to 2002 and Co-Chief
                                       Co-Chief Investment Officer of Real    Investment Officer of Real Estate
                                       Estate Investments                     Investments since July 2004.

AllianceBernstein Large   Cap Growth   James G. Reilly; since 2006;           Executive Vice President of the
Portfolio                              Executive Vice President of the        Adviser, with which he has been
 U.S. Large Cap Growth Investment Team Adviser                                associated since prior to 2002. Mr.
                                                                              Reilly has been a member of the U.S.
                                                                              Large Cap Growth Investment Team
                                                                              since 1988.

                                       David P. Handke, Jr.; since 2006;      Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated
                                                                              since prior to 2002. Mr. Handke has
                                                                              been a member of the U.S. Large Cap
                                                                              Growth Investment Team since 1984.

                                       (Scott) Patrick Wallace; since 2006;   Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated
                                                                              since prior to 2002. Mr. Wallace has
                                                                              been a member of the U.S. Large Cap
                                                                              Growth Investment Team since 2001.


                                                                              Principal Occupation During the Past
   Portfolio and Responsible Group             Employee; Year; Title                     Five (5) Years
--------------------------------------------------------------------------------------------------------------------
                                       Michael J. Reilly; since 2006; Senior  Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which he has been associated
                                                                              since prior to 2002. Mr. Reilly has
                                                                              been a member of the U.S. Large Cap
                                                                              Growth Investment Team since 1992.

                                       Syed J. Hasnain; since 2006; Senior    Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which he has been associated
                                                                              since prior to 2002. Mr. Hasnain has
                                                                              been a member of the U.S. Large Cap
                                                                              Growth Investment Team since 1994.

AllianceBernstein Global   Dollar      Paul J. DeNoon; since August 2002;     (see above)
Government   Portfolio                 (see above)
 Global Fixed Income Emerging Markets
   Investment Team                     Fernando Grisales; since January       (see above)
                                       2005; (see above)

                                       Michael L. Mon; since July 1999; (see  (see above)
                                       above)

                                       Douglas J. Peebles; since inception;   (see above)
                                       (see above)

                                       Matthew S. Sheridan; since October     (see above)
                                       2005; (see above)


Additional information about the Portfolio Managers may be found in the Fund's SAI.

Legal Proceedings
As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

..  The Adviser agreed to establish a $250 million fund (the "Reimbursement
   Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

.. The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

.. The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the AllianceBernstein Variable Products Series Fund. On September 7, 2004, the Fund's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Sections 206 and 215 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the 1940 Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the 1940 Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of a Portfolio's shares or other adverse consequences to that Portfolio. This may require a Portfolio to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolio. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolios.

Dividends, Distributions and Taxes

The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern Time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

Glossary of Investment Terms

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.

Mortgage-backed securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

Supranational entities are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation and the European Bank for Reconstruction and Development.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

AllianceBernstein Money Market Portfolio
--------------------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                                          2006       2005      2004       2003     2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  1.00     $  1.00  $  1.00     $  1.00  $  1.00
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income                                                      .04         .02      .01(a)      .01      .01
                                                                       -------     -------  -------     -------  -------
Less: Dividends
Dividends from net investment income                                      (.04)       (.02)    (.01)       (.01)    (.01)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $  1.00     $  1.00  $  1.00     $  1.00  $  1.00
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                       4.22%       2.35%     .71%        .53%    1.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $27,087     $30,370  $36,740     $54,847  $97,216
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .93%(c)     .93%     .69%        .66%     .68%
Expenses, before waivers and reimbursements                                .93%(c)     .93%     .73%        .66%     .68%
Net investment income (loss)                                              4.13%(c)    2.30%     .68%(a)     .55%    1.10%
-------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Large Cap Growth Portfolio
--------------------------------------------------------------------------------

                                                                                           Year Ended December 31,
                                                                           2006         2005        2004          2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  26.99      $  23.44   $  21.58      $  17.45
                                                                       --------      --------   --------      --------
Income From Investment Operations
Net investment loss(d)                                                     (.03)         (.07)      (.03)(a)      (.05)(a)
Net realized and unrealized gain (loss) on investment transactions         (.09)         3.62       1.89          4.18
                                                                       --------      --------   --------      --------
Net increase (decrease) in net asset value from operations                 (.12)         3.55       1.86          4.13
                                                                       --------      --------   --------      --------
Net asset value, end of period                                         $  26.87      $  26.99   $  23.44      $  21.58
                                                                       ========      ========   ========      ========
Total Return
Total investment return based on net asset value(b)                        (.44)%       15.15%      8.62%        23.67%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $474,069      $618,980   $656,544      $917,935
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .84%(c)       .81%       .81%         1.04%
Expenses, before waivers and reimbursements                                 .84%(c)       .81%       .98%         1.05%
Net investment loss                                                        (.12)%(c)     (.28)%     (.13)%(a)     (.24)%(a)
Portfolio turnover rate                                                      81%           54%        73%           79%
----------------------------------------------------------------------------------------------------------------------------

                                                                          2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  25.16
                                                                       --------
Income From Investment Operations
Net investment loss(d)                                                     (.08)
Net realized and unrealized gain (loss) on investment transactions        (7.63)
                                                                       --------
Net increase (decrease) in net asset value from operations                (7.71)
                                                                       --------
Net asset value, end of period                                         $  17.45
                                                                       ========
Total Return
Total investment return based on net asset value(b)                      (30.64)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $869,130
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                1.05%
Expenses, before waivers and reimbursements                                1.05%
Net investment loss                                                        (.41)%
Portfolio turnover rate                                                     109%
---------------------------------------------------------------------------------

See footnotes on page 64.

AllianceBernstein Growth and Income Portfolio
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                           2006       2005        2004       2003       2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  24.88     $  24.08  $  21.80     $  16.62  $  22.16
                                                                       --------     --------  --------     --------  --------
Income From Investment Operations
Net investment income(d)                                                    .36          .31       .36(a)       .23       .22
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     3.66          .85      2.12         5.15     (5.01)
                                                                       --------     --------  --------     --------  --------
Net increase (decrease) in net asset value from operations                 4.02         1.16      2.48         5.38     (4.79)
                                                                       --------     --------  --------     --------  --------
Less: Dividends and Distributions
Dividends from net investment income                                       (.37)        (.36)     (.20)        (.20)     (.12)
Distributions from net realized gain on investment transactions           (1.34)         -0-       -0-          -0-      (.63)
                                                                       --------     --------  --------     --------  --------
Total dividends and distributions                                         (1.71)        (.36)     (.20)        (.20)     (.75)
                                                                       --------     --------  --------     --------  --------
Net asset value, end of period                                         $  27.19     $  24.88  $  24.08     $  21.80  $  16.62
                                                                       ========     ========  ========     ========  ========
Total Return
Total investment return based on net asset value(b)                       17.29%        4.86%    11.46%       32.50%   (22.05)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $529,732     $571,372  $627,689     $603,673  $456,402
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .61%(c)      .59%      .60%         .66%      .68%
Expenses, before waivers and reimbursements                                 .61%(c)      .59%      .65%         .66%      .68%
Net investment income                                                      1.42%(c)     1.29%     1.62%(a)     1.25%     1.15%
Portfolio turnover rate                                                      60%          72%       50%          57%       69%
-------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein U.S. Government/High Grade Securities Portfolio
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005       2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.82     $ 12.28  $  12.56     $  12.54  $  12.00
                                                                       -------     -------  --------     --------  --------
Income From Investment Operations
Net investment income(d)                                                   .50         .41       .32(a)       .26       .42
Net realized and unrealized gain (loss) on investment transactions        (.06)       (.17)      .12          .23       .49
                                                                       -------     -------  --------     --------  --------
Net increase in net asset value from operations                            .44         .24       .44          .49       .91
                                                                       -------     -------  --------     --------  --------
Less: Dividends and Distributions
Dividends from net investment income                                      (.48)       (.36)     (.36)        (.37)     (.37)
Distributions from net realized gain on investment transactions            -0-        (.34)     (.36)        (.10)      -0-
                                                                       -------     -------  --------     --------  --------
Total dividends and distributions                                         (.48)       (.70)     (.72)        (.47)     (.37)
                                                                       -------     -------  --------     --------  --------
Net asset value, end of period                                         $ 11.78     $ 11.82  $  12.28     $  12.56  $  12.54
                                                                       =======     =======  ========     ========  ========
Total Return
Total investment return based on net asset value(b)                       3.93%       1.98%     3.77%        3.88%     7.79%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $71,655     $83,329  $102,543     $129,194  $164,265
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .77%(c)     .71%      .68%         .77%      .82%
Expenses, before waivers and reimbursements                                .77%(c)     .71%      .78%         .77%      .82%
Net investment income                                                     4.25%(c)    3.37%     2.46%(a)     2.10%     3.49%
Portfolio turnover rate                                                    327%        529%      662%         748%      551%
----------------------------------------------------------------------------------------------------------------------------

See footnotes on page 64.

AllianceBernstein High Yield Portfolio
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005      2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  7.43     $  7.97  $  7.91     $  6.83  $  7.51
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .51         .58      .60(a)      .55      .54(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .12        (.45)    (.01)        .95     (.76)
                                                                       -------     -------  -------     -------  -------
Net increase (decrease) in net asset value from operations                 .63         .13      .59        1.50     (.22)
                                                                       -------     -------  -------     -------  -------
Less: Dividends
Dividends from net investment income                                      (.66)       (.67)    (.53)       (.42)    (.46)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $  7.40     $  7.43  $  7.97     $  7.91  $  6.83
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                       9.05%       1.78%    7.98%      22.44%   (3.03)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $31,701     $34,968  $42,842     $48,076  $34,765
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.20%(c)    1.09%    1.04%       1.46%    1.18%
Expenses, before waivers and reimbursements                               1.20%(c)    1.09%    1.21%       1.46%    1.45%
Net investment income                                                     6.98%(c)    7.58%    7.74%(a)    7.48%    7.78%(a)
Portfolio turnover rate                                                     57%         54%      80%        105%      83%
----------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Balanced Shares Portfolio
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                           2006       2005        2004       2003       2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  19.18     $  18.94  $  17.76     $  15.30  $  17.65
                                                                       --------     --------  --------     --------  --------
Income From Investment Operations
Net investment income(d)                                                    .49          .43       .46(a)       .42       .45
Net realized and unrealized gain (loss) on investment transactions         1.66          .30      1.12         2.47     (2.29)
                                                                       --------     --------  --------     --------  --------
Net increase (decrease) in net asset value from operations                 2.15          .73      1.58         2.89     (1.84)
                                                                       --------     --------  --------     --------  --------
Less: Dividends and Distributions
Dividends from net investment income                                       (.49)        (.49)     (.40)        (.43)     (.32)
Distributions from net realized gain on investment transactions            (.53)         -0-       -0-          -0-      (.19)
                                                                       --------     --------  --------     --------  --------
Total dividends and distributions                                         (1.02)        (.49)     (.40)        (.43)     (.51)
                                                                       --------     --------  --------     --------  --------
Net asset value, end of period                                         $  20.31     $  19.18  $  18.94     $  17.76  $  15.30
                                                                       ========     ========  ========     ========  ========
Total Return
Total investment return based on net asset value(b)                       11.79%        3.91%     9.07%       19.05%   (10.58)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $163,608     $175,005  $193,600     $197,334  $171,670
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .73%(c)      .71%      .71%         .79%      .79%
Expenses, before waivers and reimbursements                                 .73%(c)      .71%      .76%         .79%      .79%
Net investment income                                                      2.53%(c)     2.29%     2.57%(a)     2.60%     2.76%
Portfolio turnover rate                                                      40%          52%       60%          81%       57%
-------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 64.

AllianceBernstein International Research Growth Portfolio
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005      2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 18.09     $ 15.26  $ 13.01     $  9.90  $ 11.69
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .14         .11      .08(a)      .02      -0-(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    4.63        2.80     2.20        3.11    (1.78)
Contribution from the Adviser                                              -0-         -0-      .01         -0-      -0-
                                                                       -------     -------  -------     -------  -------
Net increase (decrease) in net asset value from operations                4.77        2.91     2.29        3.13    (1.78)
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.08)       (.08)    (.04)       (.02)    (.01)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 22.78     $ 18.09  $ 15.26     $ 13.01  $  9.90
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                      26.45%      19.16%   17.62%      31.59%  (15.28)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $67,982     $65,496  $58,341     $53,425  $46,478
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.25%(c)    1.30%    1.33%       1.80%    1.36%
Expenses, before waivers and reimbursements                               1.25%(c)    1.30%    1.50%       1.80%    1.66%
Net investment income                                                      .71%(c)     .67%     .63%(a)     .22%     .04%(a)
Portfolio turnover rate                                                     79%         93%     128%         96%      70%
----------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Global Bond Portfolio
--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                          2006       2005       2004       2003     2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.32     $ 13.63   $ 13.50     $ 12.63  $ 10.93
                                                                       -------     -------   -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .29         .28       .25(a)      .25      .25
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .26       (1.26)      .93        1.40     1.58
                                                                       -------     -------   -------     -------  -------
Net increase (decrease) in net asset value from operations                 .55        (.98)     1.18        1.65     1.83
                                                                       -------     -------   -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.18)      (1.18)     (.78)       (.78)    (.13)
Distributions from net realized gain on investment transactions           (.10)       (.15)     (.27)        -0-      -0-
                                                                       -------     -------   -------     -------  -------
Total dividends and distributions                                         (.28)      (1.33)    (1.05)       (.78)    (.13)
                                                                       -------     -------   -------     -------  -------
Net asset value, end of period                                         $ 11.59     $ 11.32   $ 13.63     $ 13.50  $ 12.63
                                                                       =======     =======   =======     =======  =======
Total Return
Total investment return based on net asset value(b)                       4.97%      (7.65)%    9.63%      13.26%   16.91%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $29,755     $47,443   $56,043     $58,658  $56,137
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.03%(c)     .87%      .88%       1.15%    1.17%
Expenses, before waivers and reimbursements                               1.03%(c)     .87%     1.02%       1.15%    1.17%
Net investment income                                                     2.53%(c)    2.30%     1.93%(a)    1.93%    2.18%
Portfolio turnover rate                                                    156%        148%      107%        197%     220%
--------------------------------------------------------------------------------------------------------------------------

See footnotes on page 64.

AllianceBernstein Americas Government Income Portfolio
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005      2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 13.06     $ 12.91  $ 13.01     $ 12.65  $ 12.17
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .59         .70      .65(a)      .61      .67(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.22)        .38     (.06)        .34      .61
                                                                       -------     -------  -------     -------  -------
Net increase in net asset value from operations                            .37        1.08      .59         .95     1.28
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.90)       (.93)    (.69)       (.59)    (.73)
Distributions from net realized gain on investment transactions           (.04)        -0-      -0-         -0-     (.07)
                                                                       -------     -------  -------     -------  -------
Total dividends and distributions                                         (.94)       (.93)    (.69)       (.59)    (.80)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 12.49     $ 13.06  $ 12.91     $ 13.01  $ 12.65
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                       3.31%       8.67%    4.89%       7.35%   10.99%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $35,767     $45,730  $47,776     $60,550  $72,307
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.50%(c)    1.28%    1.00%       1.04%     .93%
Expenses, before waivers and reimbursements                               1.50%(c)    1.28%    1.11%       1.04%    1.05%
Expenses before waivers and reimbursements, excluding interest expense    1.08%(c)    1.02%     .98%       1.04%     .93%
Net investment income                                                     4.74%(c)    5.42%    5.07%(a)    4.75%    5.45%(a)
Portfolio turnover rate                                                     43%         75%      69%         73%      60%
----------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Global Dollar Government Portfolio
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005     2004(e)     2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 14.42     $ 14.79  $ 14.53     $ 11.43  $ 10.63
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .76         .84      .86(a)      .95      .94(a)
Net realized and unrealized gain on investment transactions                .53         .46      .45        2.83      .70
                                                                       -------     -------  -------     -------  -------
Net increase in net asset value from operations                           1.29        1.30     1.31        3.78     1.64
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.83)       (.95)   (1.05)       (.68)    (.84)
Distributions from net realized gain on investment transactions           (.66)       (.72)     -0-         -0-      -0-
                                                                       -------     -------  -------     -------  -------
Total dividends and distributions                                        (1.49)      (1.67)   (1.05)       (.68)    (.84)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 14.22     $ 14.42  $ 14.79     $ 14.53  $ 11.43
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                      10.01%       9.62%   10.12%      33.41%   16.14%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $23,279     $23,073  $22,932     $26,433  $22,198
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.76%(c)    1.69%    1.76%       1.90%    1.40%
Expenses, before waivers and reimbursements                               1.76%(c)    1.69%    1.93%       1.90%    2.00%
Expenses, before waivers and reimbursements excluding interest expense    1.69%(c)    1.68%    1.92%       1.88%    2.00%
Net investment income                                                     5.41%(c)    5.83%    6.07%(a)    7.20%    8.83%(a)
Portfolio turnover rate                                                     50%         91%     188%        150%     142%
----------------------------------------------------------------------------------------------------------------------------

See footnotes on page 64.

AllianceBernstein Utility Income Portfolio
--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                          2006       2005      2004       2003     2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 20.64     $ 18.17  $ 14.95     $ 12.86  $ 16.82
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .59         .53      .43(a)      .35      .36
Net realized and unrealized gain on investment and foreign currency
 transactions                                                             4.20        2.35     3.13        2.18    (4.06)
                                                                       -------     -------  -------     -------  -------
Net increase (decrease) in net asset value from operations                4.79        2.88     3.56        2.53    (3.70)
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.58)       (.41)    (.34)       (.44)    (.26)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 24.85     $ 20.64  $ 18.17     $ 14.95  $ 12.86
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                      23.76%      16.05%   24.33%      19.88%  (22.12)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $65,490     $58,468  $52,391     $43,323  $40,140
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .95%(c)     .97%    1.08%       1.48%    1.22%
Expenses, before waivers and reimbursements                                .95%(c)     .97%    1.21%       1.48%    1.22%
Net investment income                                                     2.67%(c)    2.72%    2.69%(a)    2.60%    2.60%
Portfolio turnover rate                                                     48%         52%      48%         76%      90%
--------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Growth Portfolio
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                           2006        2005       2004       2003       2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 20.49      $  18.30   $  15.95   $  11.81   $  16.42
                                                                       -------      --------   --------   --------   --------
Income From Investment Operations
Net investment loss(d)                                                    (.04)         (.08)      (.07)      (.06)      (.06)
Net realized and unrealized gain (loss) on investment transactions        (.18)         2.27       2.42       4.20      (4.55)
                                                                       -------      --------   --------   --------   --------
Net increase (decrease) in net asset value from operations                (.22)         2.19       2.35       4.14      (4.61)
                                                                       -------      --------   --------   --------   --------
Net asset value, end of period                                         $ 20.27      $  20.49   $  18.30   $  15.95   $  11.81
                                                                       =======      ========   ========   ========   ========
Total Return
Total investment return based on net asset value(b)                      (1.07)%       11.97%     14.73%     35.06%    (28.08)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $93,459      $123,535   $137,345   $141,809   $121,439
Ratio to average net assets of:
Expenses                                                                   .90%(c)       .88%       .88%       .89%       .88%
Net investment loss                                                       (.22)%(c)     (.43)%     (.43)%     (.43)%     (.44)%
Portfolio turnover rate                                                     55%           49%        56%        49%        38%
-------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 64.

AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005      2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 24.27     $ 20.18  $ 16.28     $ 11.48  $ 12.18
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .30         .25      .11(a)      .04      .07(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    6.18        3.94     3.83        4.91     (.56)
                                                                       -------     -------  -------     -------  -------
Net increase (decrease) in net asset value from operations                6.48        4.19     3.94        4.95     (.49)
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.23)       (.10)    (.04)       (.15)    (.21)
Distributions from net realized gain on investment transactions           (.15)        -0-      -0-         -0-      -0-
                                                                       -------     -------  -------     -------  -------
Total dividends and distributions                                         (.38)       (.10)    (.04)       (.15)    (.21)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 30.37     $ 24.27  $ 20.18     $ 16.28  $ 11.48
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                      27.04%      20.84%   24.27%      43.46%   (4.19)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $81,655     $58,438  $41,198     $34,302  $27,136
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.23%(c)    1.41%    1.65%       2.17%    1.54%
Expenses, before waivers and reimbursements                               1.23%(c)    1.41%    1.81%       2.17%    1.98%
Net investment income                                                     1.11%(c)    1.16%     .65%(a)     .34%     .61%(a)
Portfolio turnover rate                                                     74%         43%      60%         44%      46%
----------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Global Technology Portfolio
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                           2006       2005        2004         2003      2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 15.86      $ 15.27   $  14.49      $  10.05   $ 17.24
                                                                       -------      -------   --------      --------   -------
Income From Investment Operations
Net investment loss(d)                                                    (.05)        (.05)      (.03)(a)      (.11)     (.13)
Net realized and unrealized gain (loss) on investment transactions        1.42          .64        .81          4.55     (7.06)
                                                                       -------      -------   --------      --------   -------
Net increase (decrease) in net asset value from operations                1.37          .59        .78          4.44     (7.19)
                                                                       -------      -------   --------      --------   -------
Net asset value, end of period                                         $ 17.23      $ 15.86   $  15.27      $  14.49   $ 10.05
                                                                       =======      =======   ========      ========   =======
Total Return
Total investment return based on net asset value(b)                       8.64%        3.86%      5.38%        44.18%   (41.71)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $86,819      $99,781   $117,145      $130,127   $93,369
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .92%(c)      .92%       .88%         1.11%     1.20%
Expenses, before waivers and reimbursements                                .92%(c)      .92%      1.06%         1.11%     1.20%
Net investment loss                                                       (.30)%(c)    (.32)%     (.22)%(a)     (.86)%   (1.01)%
Portfolio turnover rate                                                    117%          98%        86%           90%       68%
--------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 64.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                           2006       2005        2004       2003        2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.26      $ 11.65   $ 10.17      $  6.83   $ 10.01
                                                                       -------      -------   -------      -------   -------
Income From Investment Operations
Net investment loss(d)                                                    (.12)        (.11)     (.10)(a)     (.09)     (.07)(a)
Net realized and unrealized gain (loss) on investment transactions        1.43          .72      1.58         3.43     (3.11)
                                                                       -------      -------   -------      -------   -------
Net increase (decrease) in net asset value from operations                1.31          .61      1.48         3.34     (3.18)
                                                                       -------      -------   -------      -------   -------
Net asset value, end of period                                         $ 13.57      $ 12.26   $ 11.65      $ 10.17   $  6.83
                                                                       =======      =======   =======      =======   =======
Total Return
Total investment return based on net asset value(b)                      10.69%        5.24%    14.55%       48.90%   (31.77)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $48,498      $49,453   $61,661      $61,079   $86,093
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.16%(c)     1.18%     1.14%        1.36%     1.11%
Expenses, before waivers and reimbursements                               1.16%(c)     1.18%     1.30%        1.36%     1.25%
Net investment loss                                                       (.90)%(c)    (.93)%    (.93)%(a)   (1.10)%    (.86)%(a)
Portfolio turnover rate                                                     76%          90%       92%         129%      111%
---------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Real Estate Investment Portfolio
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2006       2005      2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 19.98     $ 20.66  $ 15.62     $ 11.52  $ 11.50
                                                                       -------     -------  -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .29         .32      .39(a)      .46      .44(a)
Net realized and unrealized gain on investment transactions               6.02        1.84     5.05        3.99     (.12)
                                                                       -------     -------  -------     -------  -------
Net increase in net asset value from operations                           6.31        2.16     5.44        4.45      .32
                                                                       -------     -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.47)       (.68)    (.40)       (.35)    (.30)
Distributions from net realized and unrealized gain (loss) on
 investment transactions                                                 (2.99)      (2.16)     -0-         -0-      -0-
                                                                       -------     -------  -------     -------  -------
Total dividends and distributions                                        (3.46)      (2.84)    (.40)       (.35)    (.30)
                                                                       -------     -------  -------     -------  -------
Net asset value, end of period                                         $ 22.83     $ 19.98  $ 20.66     $ 15.62  $ 11.52
                                                                       =======     =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                      35.22%      11.67%   35.63%      39.30%    2.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $80,317     $67,161  $88,441     $68,717  $50,062
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .83%(c)     .83%     .77%       1.24%    1.06%
Expenses, before waivers and reimbursements                                .83%(c)     .83%     .99%       1.24%    1.29%
Net investment income                                                     1.33%(c)    1.64%    2.26%(a)    3.50%    3.70%(a)
Portfolio turnover rate                                                     47%         46%      35%         23%      31%
----------------------------------------------------------------------------------------------------------------------------

Footnotes:

(a)Net of expenses reimbursed or waived by the Adviser.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

(d)Based on average shares outstanding.

(e)As of January 1, 2004, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share by $.02 and increase net realized and unrealized gain (loss) on investment transactions per share by $.02. Consequently, the ratios of net investment income to average net assets were decreased by 0.17%.

Appendix A


Bond Ratings
Moody's Investors Service, Inc.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing un-certainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

Appendix B

Hypothetical Investment and Expense Information
The settlement agreement between the Adviser and the NYAG requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios." There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

AllianceBernstein Money Market Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   97.65    $10,402.35
   2            10,402.35      520.12    10,922.47     101.58     10,820.89
   3            10,820.89      541.04    11,361.93     105.67     11,256.27
   4            11,256.27      562.81    11,819.08     109.92     11,709.16
   5            11,709.16      585.46    12,294.62     114.34     12,180.28
   6            12,180.28      609.01    12,789.30     118.94     12,670.35
   7            12,670.35      633.52    13,303.87     123.73     13,180.15
   8            13,180.15      659.01    13,839.15     128.70     13,710.45
   9            13,710.45      685.52    14,395.97     133.88     14,262.09
   10           14,262.09      713.10    14,975.19     139.27     14,835.92
   -------------------------------------------------------------------------
   Cumulative               $6,009.59               $1,173.68

AllianceBernstein Large Cap Growth Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   88.20    $10,411.80
   2            10,411.80      520.59    10,932.39      91.83     10,840.56
   3            10,840.56      542.03    11,382.59      95.61     11,286.97
   4            11,286.97      564.35    11,851.32      99.55     11,751.77
   5            11,751.77      587.59    12,339.36     103.65     12,235.71
   6            12,235.71      611.79    12,847.49     107.92     12,739.57
   7            12,739.57      636.98    13,376.55     112.36     13,264.19
   8            13,264.19      663.21    13,927.40     116.99     13,810.41
   9            13,810.41      690.52    14,500.93     121.81     14,379.12
   10           14,379.12      718.96    15,098.08     126.82     14,971.25
   -------------------------------------------------------------------------
   Cumulative               $6,036.02               $1,064.74

AllianceBernstein Growth and Income Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00   $ 64.05     $10,435.95
   2            10,435.95      521.80    10,957.75     66.84      10,890.91
   3            10,890.91      544.55    11,435.45     69.76      11,365.69
   4            11,365.69      568.28    11,933.98     72.80      11,861.18
   5            11,861.18      593.06    12,454.24     75.97      12,378.27
   6            12,378.27      618.91    12,997.18     79.28      12,917.90
   7            12,917.90      645.90    13,563.80     82.74      13,481.06
   8            13,481.06      674.05    14,155.11     86.35      14,068.76
   9            14,068.76      703.44    14,772.20     90.11      14,682.09
   10           14,682.09      734.10    15,416.20     94.04      15,322.18
   -------------------------------------------------------------------------
   Cumulative               $6,104.09                $781.94

AllianceBernstein U.S. Government/High Grade Securities Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00   $ 80.85     $10,419.15
   2            10,419.15      520.96    10,940.11     84.24      10,855.87
   3            10,855.87      542.79    11,398.66     87.77      11,310.89
   4            11,310.89      565.54    11,876.44     91.45      11,784.99
   5            11,784.99      589.25    12,374.24     95.28      12,278.96
   6            12,278.96      613.95    12,892.90     99.28      12,793.63
   7            12,793.63      639.68    13,433.31    103.44      13,329.87
   8            13,329.87      666.49    13,996.37    107.77      13,888.60
   9            13,888.60      694.43    14,583.03    112.29      14,470.74
   10           14,470.74      723.54    15,194.27    117.00      15,077.28
   -------------------------------------------------------------------------
   Cumulative               $6,056.63                $979.37

AllianceBernstein High Yield Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  126.00    $10,374.00
   2            10,374.00      518.70    10,892.70     130.71     10,761.99
   3            10,761.99      538.10    11,300.09     135.60     11,164.49
   4            11,164.49      558.22    11,722.71     140.67     11,582.04
   5            11,582.04      579.10    12,161.14     145.93     12,015.21
   6            12,015.21      600.76    12,615.97     151.39     12,464.57
   7            12,464.57      623.23    13,087.80     157.05     12,930.75
   8            12,930.75      646.54    13,577.29     162.93     13,414.36
   9            13,414.36      670.72    14,085.08     169.02     13,916.06
   10           13,916.06      695.80    14,611.86     175.34     14,436.52
   -------------------------------------------------------------------------
   Cumulative               $5,931.17               $1,494.64

AllianceBernstein Balanced Shares Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00   $ 76.65     $10,423.35
   2            10,423.35      521.17    10,944.52     79.89      10,864.62
   3            10,864.62      543.23    11,407.85     83.28      11,324.58
   4            11,324.58      566.23    11,890.81     86.80      11,804.00
   5            11,804.00      590.20    12,394.20     90.48      12,303.72
   6            12,303.72      615.19    12,918.91     94.31      12,824.60
   7            12,824.60      641.23    13,465.83     98.30      13,367.53
   8            13,367.53      668.38    14,035.91    102.46      13,933.45
   9            13,933.45      696.67    14,630.12    106.80      14,523.32
   10           14,523.32      726.17    15,249.49    111.32      15,138.16
   -------------------------------------------------------------------------
   Cumulative               $6,068.47                $930.29

AllianceBernstein International Research Growth Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  131.25    $10,368.75
   2            10,368.75      518.44    10,887.19     136.09     10,751.10
   3            10,751.10      537.55    11,288.65     141.11     11,147.54
   4            11,147.54      557.38    11,704.92     146.31     11,558.61
   5            11,558.61      577.93    12,136.54     151.71     11,984.83
   6            11,984.63      599.24    12,584.08     157.30     12,426.77
   7            12,426.77      621.34    13,048.11     163.10     12,885.01
   8            12,885.01      644.25    13,529.26     169.12     13,360.15
   9            13,360.15      668.01    14,028.15     175.35     13,852.80
   10           13,852.80      692.64    14,545.44     181.82     14,363.62
   -------------------------------------------------------------------------
   Cumulative               $5,916.78               $1,553.16

AllianceBernstein Global Bond Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  108.15    $10,391.85
   2            10,391.85      519.59    10,911.44     112.39     10,799.05
   3            10,799.05      539.95    11,339.01     116.79     11,222.22
   4            11,222.22      561.11    11,783.33     121.37     11,661.96
   5            11,661.96      583.10    12,245.06     126.12     12,118.93
   6            12,118.93      605.95    12,724.88     131.07     12,593.81
   7            12,593.81      629.69    13,223.50     136.20     13,087.30
   8            13,087.30      654.37    13,741.67     141.54     13,600.13
   9            13,600.13      680.01    14,280.13     147.09     14,133.05
   10           14,133.05      706.65    14,839.70     152.85     14,686.85
   -------------------------------------------------------------------------
   Cumulative               $5,980.42               $1,293.57

AllianceBernstein Americas Government Income Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  157.50    $10,342.50
   2            10,342.50      517.13    10,859.63     162.89     10,696.73
   3            10,696.73      534.84    11,231.57     168.47     11,063.09
   4            11,063.09      553.15    11,616.25     174.24     11,442.00
   5            11,442.00      572.10    12,014.10     180.21     11,833.89
   6            11,833.89      591.69    12,425.59     186.38     12,239.20
   7            12,239.20      611.96    12,851.16     192.77     12,658.40
   8            12,658.40      632.92    13,291.32     199.37     13,091.95
   9            13,091.95      654.60    13,746.54     206.20     13,540.35
   10           13,540.35      677.02    14,217.36     213.26     14,004.10
   -------------------------------------------------------------------------
   Cumulative               $5,845.41               $1,841.29

AllianceBernstein Global Dollar Government Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  184.80    $10,315.20
   2            10,315.20      515.76    10,830.96     190.62     10,640.34
   3            10,640.34      532.02    11,172.35     196.63     10,975.72
   4            10,975.72      548.79    11,524.50     202.83     11,321.67
   5            11,321.67      566.08    11,887.76     209.22     11,678.53
   6            11,678.53      583.93    12,262.46     215.82     12,046.64
   7            12,046.64      602.33    12,648.97     222.62     12,426.35
   8            12,426.35      621.32    13,047.67     229.64     12,818.03
   9            12,818.03      640.90    13,458.93     236.88     13,222.05
   10           13,222.05      661.10    13,883.16     244.34     13,638.81
   -------------------------------------------------------------------------
   Cumulative               $5,772.23               $2,133.40

AllianceBernstein Utility Income Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   99.75    $10,400.25
   2            10,400.25      520.01    10,920.26     103.74     10,816.52
   3            10,816.52      540.83    11,357.35     107.89     11,249.45
   4            11,249.45      562.47    11,811.92     112.21     11,699.71
   5            11,699.71      584.99    12,284.70     116.70     12,167.99
   6            12,167.99      608.40    12,776.39     121.38     12,655.02
   7            12,655.02      632.75    13,287.77     126.23     13,161.53
   8            13,161.53      658.08    13,819.61     131.29     13,688.32
   9            13,688.32      684.42    14,372.74     136.54     14,236.20
   10           14,236.20      711.81    14,948.01     142.01     14,806.00
   -------------------------------------------------------------------------
   Cumulative               $6,003.76               $1,197.74

AllianceBernstein Growth Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   94.50    $10,405.50
   2            10,405.50      520.28    10,925.78      98.33     10,827.44
   3            10,827.44      541.37    11,368.82     102.32     11,266.50
   4            11,266.50      563.32    11,829.82     106.47     11,723.35
   5            11,723.35      586.17    12,309.52     110.79     12,198.73
   6            12,198.73      609.94    12,808.67     115.28     12,693.39
   7            12,693.39      634.67    13,328.06     119.95     13,208.11
   8            13,208.11      660.41    13,868.52     124.82     13,743.70
   9            13,743.70      687.18    14,430.88     129.88     14,301.01
   10           14,301.01      715.05    15,016.06     135.14     14,880.91
   -------------------------------------------------------------------------
   Cumulative               $6,018.39               $1,137.48

AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  129.15    $10,370.85
   2            10,370.85      518.54    10,889.39     133.94     10,755.45
   3            10,755.45      537.77    11,293.23     138.91     11,154.32
   4            11,154.32      557.72    11,712.03     144.06     11,567.98
   5            11,567.98      578.40    12,146.38     149.40     11,996.98
   6            11,996.98      599.85    12,596.82     154.94     12,441.88
   7            12,441.88      622.09    13,063.98     160.69     12,903.29
   8            12,903.29      645.16    13,548.45     166.65     13,381.81
   9            13,381.81      669.09    14,050.90     172.83     13,878.07
   10           13,878.07      693.90    14,571.98     179.24     14,392.74
   -------------------------------------------------------------------------
   Cumulative               $5,922.52               $1,529.81

AllianceBernstein Global Technology Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   96.60    $10,403.40
   2            10,403.40      520.17    10,923.57     100.50     10,823.07
   3            10,823.07      541.15    11,364.23     104.55     11,259.68
   4            11,259.68      562.98    11,822.66     108.77     11,713.89
   5            11,713.89      585.69    12,299.59     113.16     12,186.43
   6            12,186.43      609.32    12,795.75     117.72     12,678.03
   7            12,678.03      633.90    13,311.93     122.47     13,189.46
   8            13,189.46      659.47    13,848.94     127.41     13,721.52
   9            13,721.52      686.08    14,407.60     132.55     14,275.05
   10           14,275.05      713.75    14,988.80     137.90     14,850.91
   -------------------------------------------------------------------------
   Cumulative               $6,012.51               $1,161.63

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  121.80    $10,378.20
   2            10,378.20      518.91    10,897.11     126.41     10,770.70
   3            10,770.70      538.54    11,309.24     131.19     11,178.05
   4            11,178.05      558.90    11,736.95     136.15     11,600.81
   5            11,600.81      580.04    12,180.85     141.30     12,039.55
   6            12,039.55      601.98    12,641.53     146.64     12,494.88
   7            12,494.88      624.74    13,119.63     152.19     12,967.44
   8            12,967.44      648.37    13,615.81     157.94     13,457.87
   9            13,457.87      672.89    14,130.76     163.92     13,966.85
   10           13,966.85      698.34    14,665.19     170.12     14,495.07
   -------------------------------------------------------------------------
   Cumulative               $5,942.71               $1,447.66

AllianceBernstein Real Estate Investment Portfolio
--------------------------------------------------------------------------------

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $   87.15    $10,412.85
   2            10,412.85      520.64    10,933.49      90.75     10,842.74
   3            10,842.74      542.14    11,384.88      94.49     11,290.39
   4            11,290.39      564.52    11,854.91      98.40     11,756.51
   5            11,756.51      587.83    12,344.34     102.46     12,241.88
   6            12,241.88      612.09    12,853.97     106.69     12,747.28
   7            12,747.28      637.36    13,384.65     111.09     13,273.56
   8            13,273.56      663.68    13,937.23     115.68     13,821.55
   9            13,821.55      691.08    14,512.63     120.45     14,392.18
   10           14,392.18      719.61    15,111.79     125.43     14,986.36
   -------------------------------------------------------------------------
   Cumulative               $6,038.95               $1,052.59

For more information about the Portfolios, the following documents are available upon request:

..  Annual/Semi-annual Reports to Contractholders
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Fund has an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

Privacy Notice
(This information is not part of the Prospectus.)

The Adviser, the AllianceBernstein Family of Funds and AllianceBernstein
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importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable
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may collect nonpublic personal information about our clients from the following
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It is our policy not to disclose nonpublic personal information about our
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that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

SEC File No. 811-05398